Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Event
28.	SUBSEQUENT EVENT

Beginning in January 2020, the recent outbreak of coronavirus (COVID-19) has impacted the Group’s operations, including production and schedule of new content, lower work efficiency and productivity, service quality, and financial performance generally. As of the date of this report, the Group have experienced a decline in our online advertising revenues, which has been offset by an increase in revenue from membership services. However, given the uncertainty surrounding the COVID-19 outbreak, the duration of the business disruption and related financial impact cannot be reasonably estimated at this time.